Exhibit 8.1

Company List as at 30 June 2013

	Company Name	Country
1	141 Union Company	United States
2	8231508 Canada Inc.	Canada
3	African Metals (Pty) Limited	South Africa
4	Anglo Potash Ltd	Canada
5	Albion Downs Pty Limited	Australia
6	Aluminium Consortium Venezuela B.V. (Venezuela)	Venezuela, Bolivarian Republic of
7	Araguaia Participações Ltda	Brazil
8	Astra Explorations & Mining Company (Proprietary) Limited	Botswana
9	Athabasca Resources Partnership	Canada
10	Atlas Steels Company Limited	Canada
11	Baniettor Mining (Pty) Limited	South Africa
12	BHP Billiton (Aus) Limited	United Kingdom
13	BHP Billiton (BVI) Limited	Virgin Islands, British
14	BHP Billiton (Liberia) Inc.	Liberia
15	BHP Billiton (Nouvelle-Caledonie) SAS	New Caledonia
16	BHP Billiton (Philippines) Inc.	Philippines
17	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
18	BHP Billiton (Trinidad-2C) Ltd.	Canada
19	BHP Billiton (Trinidad-2C) Ltd. (Trinidad and Tobago)	Trinidad and Tobago
20	BHP Billiton (Trinidad-3A) Ltd.	Trinidad and Tobago
21	BHP Billiton (UK) Limited	United Kingdom
22	BHP Billiton (UMC) Pty Ltd	Australia
23	BHP Billiton Aluminium (RAA) Pty Ltd	Australia
24	BHP Billiton Aluminium (Worsley) Pty Ltd	Australia
25	BHP Billiton Aluminium Australia Pty Ltd	Australia
26	BHP Billiton Aluminium Limited	United Kingdom
27	BHP Billiton Aluminium Technologies Limited	Jersey
28	BHP Billiton Australia Investment 3 Pty Ltd	Australia
29	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
30	BHP Billiton Boliviana de Petroleo Inc.	United States
31	BHP Billiton Boliviana de Petroleo Inc. (Sucursal Bolivia)	Bolivia
32	BHP Billiton Brasil Exploração e Produção de Petróleo Limitada	Brazil
33	BHP Billiton Brasil Investimentos Ltda.	Brazil
34	BHP Billiton Brasil Ltda	Brazil
35	BHP Billiton Canada Inc.	Canada
36	BHP Billiton Capital Inc.	United States
37	BHP Billiton CBM Investments Pty Ltd	Australia
38	BHP Billiton Chile Inversiones Limitada	Chile
39	BHP Billiton China Limited	Hong Kong
40	BHP Billiton Coal Holdings South Africa Proprietary Limited	South Africa
41	BHP Billiton Community Limited	Australia
42	BHP Billiton Company B.V.	Netherlands
43	BHP Billiton Diamonds (Eurasia) LLC	Russian Federation
44	BHP Billiton Direct Reduced Iron Pty Limited	Australia
45	BHP Billiton Employee Plan Pty Ltd	Australia
46	BHP Billiton Energy Coal Australia Pty Ltd	Australia
47	BHP Billiton Energy Coal Inc.	United States

	Company Name	Country
48	BHP Billiton Energy Coal Investments Pty Ltd	Australia
49	BHP Billiton Energy Coal Operations Pty Ltd	Australia
50	BHP Billiton Energy Coal South Africa Proprietary Limited	South Africa
51	BHP Billiton Eurasia B.V.	Netherlands
52	BHP Billiton Eurasia B.V. (Moscow Rep Office)	Russian Federation
53	BHP Billiton Executive Services Company Pty Limited	Australia
54	BHP Billiton Finance (USA) B.V.	Netherlands
55	BHP Billiton Finance (USA) Limited	Australia
56	BHP Billiton Finance Australia Limited	Virgin Islands, British
57	BHP Billiton Finance B.V.	Netherlands
58	BHP Billiton Finance B.V. (UK branch)	United Kingdom
59	BHP Billiton Finance Limited	Australia
60	BHP Billiton Finance Plc	United Kingdom
61	BHP Billiton Finance South Africa Limited	Virgin Islands, British
62	BHP Billiton Foreign Holdings Inc.	United States
63	BHP Billiton Freight Singapore Pte Limited	Singapore
64	BHP Billiton Group (BVI) Limited	Virgin Islands, British
65	BHP Billiton Group Limited	United Kingdom
66	BHP Billiton Group Operations Pty Ltd	Australia
67	BHP Billiton Holdings B.V.	Netherlands
68	BHP Billiton Holdings Limited	United Kingdom
69	BHP Billiton Innovation Pty Ltd	Australia
70	BHP Billiton International Metals B.V.	Netherlands
71	BHP Billiton International Services Limited	United Kingdom
72	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
73	BHP Billiton Investment Holdings Limited	United Kingdom
74	BHP Billiton IO Mining Pty Ltd	Australia
75	BHP Billiton IO Pilbara Mining Pty Ltd	Australia
76	BHP Billiton IO Services Pty Ltd	Australia
77	BHP Billiton IO Workshop Pty Ltd	Australia
78	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
79	BHP Billiton Iron Ore Pty Limited	Australia
80	BHP Billiton Japan Limited	Japan
81	BHP Billiton Jersey Limited	Jersey
82	BHP Billiton Korea Co., Ltd.	Korea, Republic of
83	BHP Billiton Liberia (Jersey) Limited	Jersey
84	BHP Billiton Limited	Australia
85	BHP Billiton Lonsdale Investments Pty Ltd	Australia
86	BHP Billiton Marine & General Insurances Pty Ltd	Australia
87	BHP Billiton Marketing AG	Switzerland
88	BHP Billiton Marketing AG (Singapore Branch)	Singapore
89	BHP Billiton Marketing Asia Pte Ltd.	Singapore
90	BHP Billiton Marketing B.V.	Netherlands
91	BHP Billiton Marketing Inc.	United States
92	BHP Billiton Marketing Investments ApS	Denmark
93	BHP Billiton Marketing Investments Limited	United Kingdom
94	BHP Billiton Marketing Services India Pvt Ltd	India
95	BHP Billiton Marketing UK Limited	United Kingdom
96	BHP Billiton Marylebone B.V.	Netherlands
97	BHP Billiton Metais SA	Brazil
98	BHP Billiton MetCoal Holdings Pty Ltd	Australia
99	BHP Billiton Mine Management Company	United States

	Company Name	Country
100	BHP Billiton Minerals Pty Ltd	Australia
101	BHP Billiton Mitsui Coal Pty Ltd	Australia
102	BHP Billiton New Mexico Coal Inc.	United States
103	BHP Billiton Nickel Operations Pty Ltd	Australia
104	BHP Billiton Nickel West Pty Ltd	Australia
105	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
106	BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
107	BHP Billiton Olympic Dam Operations Pty Ltd	Australia
108	BHP Billiton Paddington Limited	United Kingdom
109	BHP Billiton Petroleum (Americas) Inc.	United States
110	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States
111	BHP Billiton Petroleum (Arkansas) Inc.	United States
112	BHP Billiton Petroleum (Australia) Pty. Ltd.	Australia
113	BHP Billiton Petroleum (Bass Strait) Pty. Ltd.	Australia
114	BHP Billiton Petroleum (Brazil) Limited	United Kingdom
115	BHP Billiton Petroleum (Brunei CA 01) Limited	United Kingdom
116	BHP Billiton Petroleum (Colombia) Corporation	Canada
117	BHP Billiton Petroleum (Colombia) Sucursal Colombia	Colombia
118	BHP Billiton Petroleum (Deepwater) Inc.	United States
119	BHP Billiton Petroleum (Denmark) ApS	Denmark
120	BHP Billiton Petroleum (Eagle Ford Gathering) LLC	United States
121	BHP Billiton Petroleum (Falkland) Corporation	Canada
122	BHP Billiton Petroleum (Fayetteville) LLC	United States
123	BHP Billiton Petroleum (Foreign Exploration Holdings) LLC	United States
124	BHP Billiton Petroleum (GOM) Inc.	United States
125	BHP Billiton Petroleum (India) Corporation	Canada
126	BHP Billiton Petroleum (International Exploration) Pty. Ltd.	Australia
127	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (Algeria)	Algeria
128	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (India)	India
129	BHP Billiton Petroleum (KCS Resources), LLC	United States
130	BHP Billiton Petroleum (Laurentian) Corporation	Canada
131	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
132	BHP Billiton Petroleum (New Ventures) Corporation	Canada
133	BHP Billiton Petroleum (North America) Inc.	United States
134	BHP Billiton Petroleum (North West Shelf) Pty. Ltd.	Australia
135	BHP Billiton Petroleum (Philippines) Corporation	Canada
136	BHP Billiton Petroleum (Philippines) Corporation (Philippines Branch)	Philippines
137	BHP Billiton Petroleum (Philippines) Limited	United Kingdom
138	BHP Billiton Petroleum (Philippines) Limited (Philippines Branch)	Philippines
139	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
140	BHP Billiton Petroleum (Pipelines Investments) Pty. Ltd.	Australia
141	BHP Billiton Petroleum (Sabah) Corporation	Canada
142	BHP Billiton Petroleum (Sabah) Corporation (Malaysian Branch)	Malaysia
143	BHP Billiton Petroleum (Sarawak) Limited	United Kingdom
144	BHP Billiton Petroleum (Sarawak) Limited (Malaysian Branch)	Malaysia
145	BHP Billiton Petroleum (South Africa 3B/4B) Limited	United Kingdom
146	BHP Billiton Petroleum (South Africa 3B/4B) Limited (South Africa Branch)	South Africa
147	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
148	BHP Billiton Petroleum (South Africa) LLC (South Africa branch)	South Africa
149	BHP Billiton Petroleum (Trinidad Block 23b) Limited	United Kingdom
150	BHP Billiton Petroleum (Trinidad Block 23b) Limited (Trinidad and Tobago)	Trinidad and Tobago

	Company Name	Country
151	BHP Billiton Petroleum (Trinidad Block 28) Limited	United Kingdom
152	BHP Billiton Petroleum (Trinidad Block 28) Limited (Trinidad and Tobago)	Trinidad and Tobago
153	BHP Billiton Petroleum (Trinidad Block 29) Limited	United Kingdom
154	BHP Billiton Petroleum (Trinidad Block 29) Limited (Trinidad and Tobago)	Trinidad and Tobago
155	BHP Billiton Petroleum (Trinidad Block 5) Limited	United Kingdom
156	BHP Billiton Petroleum (Trinidad Block 5) Limited (Trinidad and Tobago)	Trinidad and Tobago
157	BHP Billiton Petroleum (Trinidad Block 6) Limited	United Kingdom
158	BHP Billiton Petroleum (Trinidad Block 6) Limited (Trinidad and Tobago)	Trinidad and Tobago
159	BHP Billiton Petroleum (Tx Gathering), LLC	United States
160	BHP Billiton Petroleum (TxLa Operating) Company	United States
161	BHP Billiton Petroleum (Victoria) Pty. Ltd.	Australia
162	BHP Billiton Petroleum (Vietnam) Corporation	Canada
163	BHP Billiton Petroleum (WSF Operating), Inc.	United States
164	BHP Billiton Petroleum Great Britain Limited	United Kingdom
165	BHP Billiton Petroleum Great Britain Limited (South Africa branch)	South Africa
166	BHP Billiton Petroleum Holdings (USA) Inc.	United States
167	BHP Billiton Petroleum Holdings LLC	United States
168	BHP Billiton Petroleum International Pty. Ltd.	Australia
169	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
170	BHP Billiton Petroleum Limited	United Kingdom
171	BHP Billiton Petroleum Properties (GP), LLC	United States
172	BHP Billiton Petroleum Properties (LP), LLC	United States
173	BHP Billiton Petroleum Properties (N.A.), LP	United States
174	BHP Billiton Petroleum Pty Ltd	Australia
175	BHP Billiton Petroleum Trading and Marketing Inc.	United States
176	BHP Billiton Petroleum Trading and Marketing Pty. Ltd.	Australia
177	BHP Billiton Plc	United Kingdom
178	BHP Billiton Plc (South Africa)	South Africa
179	BHP Billiton PNG Services Limited	Papua New Guinea
180	BHP Billiton Properties Proprietary Limited	South Africa
181	BHP Billiton RBM Holdings Proprietary Limited	South Africa
182	BHP Billiton Resources Exploration Pty Ltd	Australia
183	BHP Billiton Resources International (RSA) Pty Ltd	Australia
184	BHP Billiton Resources International (RSA) PTY LTD (South Africa Branch)	South Africa
185	BHP Billiton Resources Marketing Pty Ltd	Australia
186	BHP Billiton SA Finance (Pty) Ltd	South Africa
187	BHP Billiton SA Holdings Limited	South Africa
188	BHP Billiton SA Investments Limited	United Kingdom
189	BHP Billiton SA Limited	South Africa
190	BHP Billiton Services Jersey Limited	Jersey
191	BHP Billiton Shared Business Services Pty Ltd	Australia
192	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
193	BHP Billiton South Africa (Jersey) Limited	Jersey
194	BHP Billiton South Africa Holdings B.V.	Netherlands
195	BHP Billiton SSM Development Pty Ltd	Australia
196	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
197	BHP Billiton SSM Indonesia Pte Ltd	Singapore
198	BHP Billiton SSM International Pty Ltd	Australia
199	BHP Billiton Sustainable Communities	United Kingdom
200	BHP Billiton Taiwan Limited	Taiwan
201	BHP Billiton UK Holdings Limited	Virgin Islands, British

	Company Name	Country
202	BHP Billiton UK Investments Limited	Virgin Islands, British
203	BHP Billiton Uranium Holding Company Pty Ltd	Australia
204	BHP Billiton WAIO Pty Ltd	Australia
205	BHP Billiton Wesminco Oil Pty Ltd	Australia
206	BHP Billiton Western Mining Resources International Pty Ltd	Australia
207	BHP Billiton World Exploration Inc.	Canada
208	BHP Billiton World Exploration Inc. (Angola)	Angola
209	BHP Billiton World Exploration Inc. (Argentina)	Argentina
210	BHP Billiton World Exploration Inc. (Botswana)	Botswana
211	BHP Billiton World Exploration Inc. (Burundi)	Burundi
212	BHP Billiton World Exploration Inc. (Colombia)	Colombia
213	BHP Billiton World Exploration Inc. (Cote d’Ivoire)	Cote d’Ivoire
214	BHP Billiton World Exploration Inc. (Democratic Republic of Congo)	Congo, The Democratic Republic of the
215	BHP Billiton World Exploration Inc. (Ecuador)	Ecuador
216	BHP Billiton World Exploration Inc. (Ethiopia)	Ethiopia
217	BHP Billiton World Exploration Inc. (Gabon)	Gabon
218	BHP Billiton World Exploration Inc. (Ghana)	Ghana
219	BHP Billiton World Exploration Inc. (Guyana)	Guyana
220	BHP Billiton World Exploration Inc. (Ireland)	Ireland
221	BHP Billiton World Exploration Inc. (Kazakhstan)	Kazakhstan
222	BHP Billiton World Exploration Inc. (Liberia)	Liberia
223	BHP Billiton World Exploration Inc. (Namibia)	Namibia
224	BHP Billiton World Exploration Inc. (Pakistan)	Pakistan
225	BHP Billiton World Exploration Inc. (Papua New Guinea)	Papua New Guinea
226	BHP Billiton World Exploration Inc. (Peru)	Peru
227	BHP Billiton World Exploration Inc. (Philippines)	Philippines
228	BHP Billiton World Exploration Inc. (South Africa)	South Africa
229	BHP Billiton World Exploration Inc. (Tanzania)	Tanzania, United Republic of
230	BHP Billiton World Exploration Inc. (Venezuela)	Venezuela, Bolivarian Republic of
231	BHP Billiton World Exploration Inc. (Zambia)	Zambia
232	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
233	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
234	BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
235	BHP Billiton Zambia Limited	Zambia
236	BHP Canadian Diamonds Company	Canada
237	BHP Capital No. 20 Pty Limited	Australia
238	BHP Chile Inc.	United States
239	BHP Chile Inc. (Chile Branch)	Chile
240	BHP Coal Holdings Pty Limited	Australia
241	BHP Coal Pty Ltd	Australia
242	BHP Copper Inc.	United States
243	BHP Development Finance Pty Ltd	Australia
244	BHP Escondida Inc.	United States
245	BHP Finance (International) Inc.	United States
246	BHP Financial Services (UK) Limited	Guernsey
247	BHP Group Resources Pty. Ltd.	Australia
248	BHP Hawaii Inc.	United States
249	BHP Holdings (International) Inc.	United States
250	BHP Holdings (Resources) Inc.	United States

	Company Name	Country
251	BHP Holdings (USA) Inc.	United States
252	BHP Holdings International (Investments) Inc.	United States
253	BHP Internacional Participacoes Ltda	Brazil
254	BHP International Finance Corp.	United States
255	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
256	BHP Khanij Anveshana Pvt Limited	India
257	BHP Mineral Resources Inc.	United States
258	BHP Minerals Asia Pacific Pty Ltd	Australia
259	BHP Minerals Europe Limited	United Kingdom
260	BHP Minerals Exploration Inc.	United States
261	BHP Minerals Ghana Inc.	United States
262	BHP Minerals Holdings Proprietary Limited	Australia
263	BHP Minerals India Pvt Limited	India
264	BHP Minerals International Exploration Inc.	United States
265	BHP Minerals International Exploration Inc. (Argentina)	Argentina
266	BHP Minerals International Exploration Inc. (Pakistan)	Pakistan
267	BHP Minerals International Exploration Inc. (Uruguay)	Uruguay
268	BHP Minerals International Exploration Inc. (Venezuela)	Venezuela, Bolivarian Republic of
269	BHP Minerals International LLC	United States
270	BHP Minerals Pacific Inc.	United States
271	BHP Minerals Service Company	United States
272	BHP Navajo Coal Company	United States
273	BHP Peru Holdings Inc.	United States
274	BHP Petroleum (Argentina) S.A.	Argentina
275	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
276	BHP Petroleum (Cambodia) Pty Ltd	Australia
277	BHP Petroleum (Pakistan) Pty Ltd (Pakistan)	Pakistan
278	BHP Petroleum (Pakistan) Pty. Ltd.	Australia
279	BHP Petroleum (Tankers) Limited	Bermuda
280	BHP Petroleum (Tankers) Limited (Australian Branch)	Australia
281	BHP Petroleum (U.K.) Corporation	United States
282	BHP Queensland Coal Investments Pty Ltd	Australia
283	BHP Queensland Coal Limited	United States
284	BHP Queensland Coal Limited	Australia
285	BHP Resources Inc.	United States
286	BHP Titanium Minerals Pty Ltd	Australia
287	BHP Venezuela Inc.	United States
288	BHPB Freight Pty Ltd	Australia
289	Big Hawk Services, LLC	United States
290	Billiton (RA) B.V.	Netherlands
291	Billiton Aluminium SA (Pty) Ltd	South Africa
292	Billiton Argentina B.V.	Netherlands
293	Billiton Argentina B.V. – Argentina Branch	Argentina
294	Billiton Australia Finance Pty Ltd	Australia
295	Billiton Australia Holdings B.V.	Netherlands
296	Billiton Chile B.V.	Netherlands
297	Billiton Coal Australia Holdings B.V.	Netherlands
298	Billiton Coal SA Limited	South Africa
299	Billiton Development (Zambia) Limited	Zambia
300	Billiton Development B.V.	Netherlands
301	Billiton E & D 3 B.V.	Netherlands

	Company Name	Country
302	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
303	Billiton Exploration Australia Pty Limited	Australia
304	Billiton Guinea B.V.	Netherlands
305	Billiton Intellectual Property B.V.	Netherlands
306	Billiton Investment 1 B.V.	Netherlands
307	Billiton Investment 12 B.V.	Netherlands
308	Billiton Investment 13 B.V.	Netherlands
309	Billiton Investment 15 B.V.	Netherlands
310	Billiton Investment 2 B.V.	Netherlands
311	Billiton Investment 3 B.V.	Netherlands
312	Billiton Investment 7 B.V.	Netherlands
313	Billiton Investment 8 B.V.	Netherlands
314	Billiton Investment 9 B.V.	Netherlands
315	Billiton Investments Ireland Limited	Ireland
316	Billiton Manganese Australia Pty Ltd	Australia
317	Billiton Manganese Holdings B.V.	Netherlands
318	Billiton Marketing Holding B.V.	Netherlands
319	Billiton Marketing Investments B.V.	Netherlands
320	Billiton Nickel Holdings B.V.	Netherlands
321	Billiton Suriname Holdings B.V.	Netherlands
322	Broadmeadow Mine Services Pty Ltd	Australia
323	Broken Hill Proprietary (USA) Inc.	United States
324	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
325	Bulkers Limited	Liberia
326	Carson Hill Gold Mining Corporation	United States
327	Central Queensland Services Pty Ltd	Australia
328	Cerro Matoso SA	Colombia
329	Coal Mines Australia Pty Ltd	Australia
330	Compania Minera Cerro Colorado Limitada	Chile
331	Conicol BVI Limited	Virgin Islands, British
332	Consolidated Nominees Proprietary Limited	South Africa
333	Consórcio Santos Luz de Imóveis Ltda	Brazil
334	Corridor Sands Limitada	Mozambique
335	County Shipping Company Limited	Hong Kong
336	Dampier Coal (Queensland) Proprietary Limited	Australia
337	Dendrobium Coal Pty Ltd	Australia
338	Dia Met Minerals (Africa) Limited	Cayman Islands
339	Donkerpoort Iron Limited	South Africa
340	Douglas Colliery Limited	South Africa
341	Douglas Colliery Services Limited	South Africa
342	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
343	Endeavour Coal Pty Limited	Australia
344	Ermelo Mines Services (Pty) Limited	South Africa
345	Eyami Trust Management Company (RF) (Pty) Limited	South Africa
346	FracHawk Services, LLC	United States
347	Gengro Limited	South Africa
348	Global BHP Copper Ltd.	Cayman Islands
349	Global Offshore Oil Exploration (South Africa) (Proprietary) Limited	South Africa
350	Groote Eylandt Mining Company Pty Ltd	Australia
351	Hamilton Brothers Corporation	United States
352	Hamilton Brothers Exploration Company	United States
353	Hamilton Brothers Oil and Gas Corporation	United States

	Company Name	Country
354	Hamilton Brothers Petroleum Corporation	United States
355	Hamilton Oil Company Inc.	United States
356	Hay Point Services Pty Limited	Australia
357	Hillside Aluminium (Pty) Ltd	South Africa
358	HK Energy Marketing, LLC	United States
359	HK Transportation, LLC	United States
360	Hotazel Manganese Mines (Proprietary) Limited	South Africa
361	Hunter Valley Energy Coal Pty Ltd	Australia
362	Illawarra Coal Holdings Pty Ltd	Australia
363	Illawarra Services Pty Ltd	Australia
364	Ingwe Housing Association (NPC)	South Africa
365	Ingwe Surface Holdings Limited	South Africa
366	Innovaciones Metalúrgicas de Córdoba S.A.S. – IMETCOR S.A.S.	Colombia
367	IPS USA, Inc.	United States
368	Jenipapo Recursos Naturais S.A.	Brazil
369	Kangwane Anthracite (Pty) Limited	South Africa
370	KCS Energy Services, Inc.	United States
371	Kelar S.A.	Chile
372	Keliney Closed Joint Stock Company	Russian Federation
373	Liverpool Bay Limited	United Kingdom
374	Lubilanji Mining SPRL a.k.a <<Lumi SPRL>>	Congo, The Democratic Republic of the
375	Main Street 58 Proprietary Limited	South Africa
376	Manhattan Syndicate Limited	South Africa
377	Manitoba Potash Corporation	Canada
378	Marcona International, S.A.	Panama
379	Medallion California Properties Company	United States
380	Metalloys Manganese Smelter (Pty) Ltd	South Africa
381	Middelburg Mine Services (Pty) Limited	South Africa
382	Middelplaats Manganese (Pty) Limited	South Africa
383	Minera BHP Billiton, S.A. de C.V.	Mexico
384	Minera Spence SA	Chile
385	Mt Arthur Coal Pty Limited	Australia
386	Mt Arthur Underground Pty Ltd	Australia
387	Natural Diamond Company Limited	Jersey
388	One TEC Operating, LLC	United States
389	One Tec, LLC	United States
390	Oy Alwima Limited	Finland
391	Pering Mine Services Holdings Proprietary Limited	South Africa
392	Petrohawk Energy Corporation	United States
393	Phoenix Mining Finance Company (Pty) Limited	South Africa
394	Pilbara Gas Pty Limited	Australia
395	Prairie Potash Corporation	Canada
396	Proliq, Inc.	United States
397	PT BHP Billiton Indonesia	Indonesia
398	PT BHP Billiton Services Indonesia	Indonesia
399	PT Billiton Indonesia	Indonesia
400	PT Juloi Coal	Indonesia
401	PT Kalteng Coal	Indonesia
402	PT Lahai Coal	Indonesia
403	PT Maruwai Coal	Indonesia
404	PT Pari Coal	Indonesia

	Company Name	Country
405	PT Ratah Coal	Indonesia
406	PT Sumber Barito Coal	Indonesia
407	QNI International Pty Ltd	Australia
408	QNI Philippines Inc	Philippines
409	RAL Cayman Inc (Agencia Chile)	Chile
410	RAL Cayman Inc.	Cayman Islands
411	Rietspruit Mine Services (Pty) Limited	South Africa
412	Rio Algom Exploration Inc. (Argentina Branch)	Argentina
413	Rio Algom Exploration Inc. (Namibian Branch)	Namibia
414	Rio Algom Exploration Inc. (or French Name Form – Exploration Rio Algom Inc)	Canada
415	Rio Algom Investments (Agencia – Chile) Inc.	Chile
416	Rio Algom Investments (Chile) Inc	Canada
417	Rio Algom Limited	Canada
418	Rio Algom Mining LLC	United States
419	Rio Algom Namibia (Proprietary) Limited	Namibia
420	Riocerro Inc	Cayman Islands
421	Riochile Inc	Cayman Islands
422	Samancor AG	Switzerland
423	Samancor Gabon SA	Gabon
424	Samancor Holdings (Proprietary) Limited	South Africa
425	Samancor Manganese (Proprietary) Limited	South Africa
426	San Juan Coal Company	United States
427	San Juan Transportation Company	United States
428	San Manuel Arizona Railroad Company	United States
429	South Texas Shale LLC	United States
430	Southeastern Petroleum Sales Corporation	United States
431	Stein Insurance Company Limited	Guernsey
432	Tasmanian Electro Metallurgical Company Pty Ltd	Australia
433	Terra Nominees (Proprietary) Limited	South Africa
434	The Broken Hill Proprietary Company Pty Ltd	Australia
435	The Norwegian Oil Corporation (DNO-U.S.)	United States
436	The World Marine & General Insurance Plc	United Kingdom
437	Transkei Granite Holdings Proprietary Limited	South Africa
438	UMAL Consolidated Pty Ltd	Australia
439	United Iron Pty Ltd	Australia
440	Westchester Insurance Company (Proprietary) Limited	South Africa
441	Westminer Insurance Pte Ltd	Singapore
442	Winwell Resources, L.L.C.	United States
443	WMC (Argentina) Inc.	United States
444	WMC (Peru) Inc.	United States
445	WMC Corporate Services Inc.	United States
446	WMC Exploration Inc.	United States
447	WMC Finance (USA) Limited	Australia
448	WMC Mineracao Ltda.	Brazil
449	WMC Resources (Namibia) (Proprietary) Limited	Namibia
450	WMC Resources Marketing Limited	Canada